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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2001

                            Golf Entertainment, Inc.
            ---------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-18303                                         No. 11-2990598
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(Commission File No.)                       (I.R.S. Employer Identification No.)

          2500 Northwinds Parkway, Three Northwinds Center, Suite 175,
                           Alpharetta, Georgia 30004
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                    (Address of Principal Executive Offices)

                                 (770) 667-9890
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              (Registrant's Telephone Number, Including Area Code)


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Item 5.

         Other Events.

         The Board of Directors of Golf Entertainment, Inc. (the "Company") has decided to cease operations of the Company effective April 6, 2001. All of the officers and directors of the Company have given notice of their resignation, effective April 6, 2001. The Company will discontinue public disclosures of its financial and other information, including SEC filings such as Reports on Forms 10-K, 10-Q and 8-K.


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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Golf Entertainment, Inc.


Date: April 6, 2001                          By: /s/ Ronald G. Farrell
                                                --------------------------------
                                                Chief Executive Officer